THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d)
                              OF REGULATION S-T
================================================================================


                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

--------------------------------------------------------------------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

48 Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                (Zip code)

--------------------------------------------------------------------------------

                       National Commerce Bancorporation
              (Exact name of obligor as specified in its charter)


Tennessee                                               62-0784645
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)


One Commerce Square
Memphis, Tennessee                                      38150
(Address of principal executive offices)                (Zip code)

                            ______________________

                            Senior Debt Securities
                      (Title of the indenture securities)

================================================================================

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

------------------------------------------------------------------------------------
  Name                                                    Address
------------------------------------------------------------------------------------
     Superintendent of Banks of the State of    2 Rector Street, New York,
     New York                                   N.Y.  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                N.Y.  10045

     Federal Deposit Insurance Corporation      Washington, D.C.  20429

     New York Clearing House Association        New York, New York  10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

               THIS CONFORMING PAPER DOCUMENT IS BEING SUBMITTED
                   PURSUANT TO RULE 901(d) OF REGULATION S-T


                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of April, 1999.


                                         THE BANK OF NEW YORK



                                         By: /s/ Elizabeth T. Talley
                                             --------------------------
                                             Name:  Elizabeth T. Talley
                                             Title: Agent

                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286

          And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                          Dollar Amounts
ASSETS                                                                     in Thousands
------                                                                    --------------

Cash and balances due from
    depository institutions:
    Noninterest-bearing balances and
    currency and coin...................................................     $ 3,951,273
    Interest-bearing balances...........................................       4,134,162
Securities:
    Held-to-maturity securities.........................................         932,468
    Available-for-sale securities.......................................       4,279,246
Federal funds sold and securities
    purchased under agreements to resell................................       3,161,626
Loans and lease financing receivables:
        Loans and leases,
           net of unearned income .....................................       37,861,802
        LESS: Allowance for loan and
           lease losses ...............................................          619,791
        LESS: Allocated transfer risk
           reserve:.....................................................           3,572
        Loans and leases, net of unearned
           income and allowance and reserve.............................      37,238,439
Assets held in trading accounts.........................................       1,551,556
Premises and fixed assets (including
    capitalized leases).................................................         684,181
Other real estate owned.................................................          10,404
Investments in unconsolidated
       subsidiaries and associated
       companies........................................................         196,032
Customers' liability to this bank on
       acceptances outstanding..........................................         895,160
Intangible assets.......................................................       1,127,375
Other assets............................................................       1,915,742
                                                                             -----------
Total assets............................................................     $60,077,664
                                                                             -----------

LIABILITIES
-----------

Deposits:
    In domestic offices.................................................  $27,020,578
    Noninterest-bearing ................................................   11,271,304
    Interest-bearing ...................................................   15,749,274
    In foreign offices, Edge and
       Agreement subsidiaries, and IBFs.................................   17,197,743
    Noninterest-bearing.................................................      103,007
    Interest-bearing ...................................................    7,094,736
Federal funds purchased and securities
    sold under agreements to repurchase in
    domestic offices of the bank and of its
    Edge and Agreement subsidiaries, and in IBFs:
    Federal Funds Purchased.............................................    1,761,170
Demand notes issued to the U.S.
    Treasury............................................................      125,423
Trading liabilities.....................................................    1,625,632
Other borrowed money:
    With remaining maturity of one year or less.........................    1,903,700
    With remaining maturity of more than
       one year through three years.....................................            0
    With remaining maturity of more than
       three years......................................................       31,639
Bank's liability on acceptances
       executed and outstanding.........................................      900,390
Subordinated notes and debentures.......................................    1,308,000
Other liabilities.......................................................    2,708,852
                                                                          -----------
Total liabilities.......................................................   54,583,127
                                                                          -----------

EQUITY CAPITAL
--------------
Common stock............................................................    1,135,284
Surplus.................................................................      764,443
Undivided profits and capital
    reserves............................................................    3,542,168
Net unrealized holding gains (losses)
    on available-for-sale securities....................................       82,367
Cumulative foreign currency
    translation adjustments.............................................      (29,725)
                                                                          -----------
Total equity capital....................................................    5,494,537
Total liabilities and equity capital....................................  $60,077,664
                                                                          -----------

          I, Thomas J. Masiro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Thomas J. Masiro

          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi    )
Gerald L. Hassell  )     Directors
Allen R. Griffith  )